AEGION™

WHAT'S THE DIFFERENCE?

Third Quarter 2012 Investor Presentation

November 2012

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission under the name Aegion Corporation on February 28, 2012 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion Is…

A Diversified Growth and Return Oriented Company

Energy & Mining
Growth Outlook: Moderate to High



Pipeline Protection

- Strong energy demand sustaining commodity prices and capital spend
- Pipeline protection aided by regulatory/environmental concerns
- Strong market opportunities
  - Gulf of Mexico
  - Canadian Oil Sands
  - North America shale plays
  - Middle East pipeline growth
  - Asia-Pacific economic growth

Commercial & Structural
Growth Outlook: High



Rehabilitation and Strengthening

- Fast growing commercial rehabilitation market
- North America addressable market[1]:
  - 2012: $650 million
  - 2016: > $1.5 billion
- Fyfe/Fibrwrap driving conversion from traditional rehabilitation methods
- Strong need for force protection (seismic/anti-terrorism)

Water & Wastewater
Growth Outlook: Low to Moderate



Rehabilitation Linings

- Insituform is the global leader in trenchless cured-in-place rehabilitation and is well-positioned to execute under any market condition
- Global infrastructure needs are immense
- Municipal spending constraints due to U.S. / European economic conditions

[1] IBIS Global Reports, May 2011 and Company Estimates

WHAT'S THE DIFFERENCE? | AEGION™

What Is It We Do Well?

Structural Integrity
- Pipe, commercial building and other asset strengthening
- Unmatched experience in extending average asset design life
- High quality, long lasting *performance*
- 70 years of fabrication and welding experience

Market Expertise
- Understand the dynamics of municipal, energy and mining industries
- Strong brand recognition supports expansion of newer technologies into new markets
- Strong customer relationships and global reach brings solid foundation/platform for international growth



COMMERCIAL & STRUCTURAL
ENERGY & MINING
WATER & WASTEWATER
STRUCTURAL INTEGRITY
MARKET EXPERTISE
CORROSION AND ABRASION PROTECTION
MANUFACTURING

Corrosion and Abrasion Protection
- Non-disruptive technologies and services
- High-density polyethylene (HDPE) pipelining system for energy and mining pipelines
- Front-end engineering design and construction using cathodic protection technologies
- Base and specialized pipeline coatings and insulation services
- Cured-in-Place Pipe (CIPP) solutions for water/wastewater pipelines

Manufacturing
- Emphasis on product development and intellectual property
- Proprietary resin and epoxy formulations
- Manufacturing engineered solutions
- Custom design manufacturing and installation equipment for quality results
- ISO certified processes

WHAT'S THE DIFFERENCE? | AEGION™

Diversification Strategy Provides Margin Expansion Opportunities

Higher Margin Technologies Drive Growth



Stable
Growth
High Growth
Gross Margin Profile
60%
50%
40%
30%
20%
10%
Insituform
European W&W
Asia-Pacific W&W
North American W&W
corrpro
Acquired Price P/EBITDA 1
March '09 $92M 5x to 6x
BAYOU
Acquired Price P/EBITDA 1
February '09 $125M 5x to 6x
CRTS
Acquired Price P/EBITDA 1
June '11 $39M 5x to 6x
FYFE
FIBRWRAP
Acquired Price P/EBITDA 1
N.A: August '11 $116M 10x to 11x
Lat Am/Asia: January and April '12 $43M 10x to 11x
united
1 Previous 12 month data at the time of acquisition

Gross Profit Profile



Energy & Mining
Water & Wastewater
Commercial & Structural
15%
33%
52%

2012E

Revenues	$1.03B to $1.05B
Gross Profit	$240M to $247M
Gross Margin	23% to 24%
Non-GAAP EPS	$1.40-$1.45
ROIC	~8%

Revenue Mix Profile



Municipal Water and Wastewater
Industrial Contracting
Manufacturing
Licensing/Royalties
Coating and Related
Structural
Engineering and Consulting
16%
38%
8%
10%
0%
7%
20%

Typically over 40% of E&M revenues are from recurring maintenance activities

WHAT'S THE DIFFERENCE? | AEGION

Establishing Technology Platforms in 2012 Defines 2013 Growth Outlook

Energy & Mining Growth, NAR Recovery, Commercial & Structural Segments Headline 2012 Diluted EPS



$0.86
$1.04
$1.54
$0.93
$1.40-$1.45
2008
2009
2010
2011
2012E

	9/30/12	12/31/11	9/30/11
Company Backlog ($M)	$520.3	$464.2	$457.2

Fourth Quarter Drivers

- Acceleration of lining work as pace of pipeline installation increases for the UPS/Morocco Tite Liner® project
- Increased backlog for the Commercial & Structural segment including activity in Asia
- Strong backlog for North America Water & Wastewater, particularly the large diameter project in Dallas
- Completion of legacy Singapore cured-in-place pipe rehabilitation projects burdened by additional costs
- Stabilization of cured-in-place pipe rehabilitation projects and third-party product sales in Europe

Energy & Mining



UPS, Corrpro, Bayou, CRTS
Non-GAAP Operating Margin
15%
10%
5%
0%
$242
$382
$433
$525 - $530
$600
$500
$400
$300
$200
Revenues $M
2009
2010
2011
2012E
Revenues
Op Income Margin

2012 Expectations

- Strong year in core North America markets for UPS and Corrpro
- UPS/Morocco project 75% to 80% completed in 2012
- Return of offshore pipeline activity supports Bayou Coatings in U.S.
- CRTS gaining exposure to key end markets

Commercial & Structural



Fyfe North America, Asia and Latin America
-GAAP Operating Margin
20%
15%
10%
5%
0%
$17
$80 - $85
$100
$75
$50
$25
$-
Revenues $M
2011
2012E
Revenues
Op Income Margin

2012 Expectations

- Fyfe North America experiencing strong pipeline rehabilitation activity driving growth and gross margins
- Steady increase in project proposal activity globally – leading indicator
- Rising backlog for North America and Asia

Water & Wastewater



North American Water & Wastewater
Non-GAAP Operating Margin
14%
12%
10%
8%
6%
4%
2%
0%
$354
$414
$358
$320 - $325
$400
$350
$300
$250
$200
Revenues $'000
2009
2010
2011
2012E
Revenues
Op Income Margin

2012 Expectations

- Fifth consecutive quarter of expanding margins for NAR with rising backlog
- European uncertainty lowering operating income outlook
- Project delays in Australia and cost overruns in Singapore expands operating loss

WHAT'S THE DIFFERENCE? AEGION™

Energy & Mining Has Powerful Products


TITE LINER®
CRTS ROBOTICS
INTERNAL COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
CATHODIC PROTECTION

United Tite Liner®

Advantage: Proprietary and efficient installation methods

Geography: North America, Middle East, Australia, Chile, Argentina, Peru, Colombia

Products: High Density Polyethylene (HDPE)

Competitors: Unprotected steel, thicker linings

MARKET DYNAMICS

Strong commodity pricing driving increased global spending

Increasing international presence

CRTS Robotics

Advantage: Cost saving fast and efficient patented offshore technology

Geography: North America, Middle East

Products: Robotics train for inspecting, cleaning and applying anti-corrosive epoxy coatings

Competitors: No coatings or manual applications on land

MARKET DYNAMICS

Global offshore market pipeline development

Need for high efficiency

Bayou Coatings –

Advantage: Full service facilities in Southern US and Canada

Geography: North America, Gulf of Mexico

Products: FBE, 3-layer polyethylene, 3-layer polypropyne, concrete, insulation, rubberized asphalt

Competitors: Bredero Shaw, pipe mills producing smaller diameter pipe

MARKET DYNAMICS

Gulf of Mexico/Transcontinental pipeline development

US Shale Plays/Canadian Oil Sands development

Corrpro

Advantage: Industry leader in corrosion prevention with significant scale

Geography: North America, Middle East

Products: Engineering design, maintenance, monitoring and installation of cathodic protection systems

Competitors: Numerous small companies

MARKET DYNAMICS

Global pipeline development/ maintenance

Regulations increase spending

Energy & Mining Can Access Powerful Markets

ESTABLISH STRONG PRESENCE IN SUSTAINED CAPITAL SPEND MARKETS



Pipeline Markets
Sustained
Developing
Emerging

	9/30/12	12/31/11	9/30/11
Energy & Mining Backlog	$250.7M	$256.4M	$225.6M

WHAT'S THE DIFFERENCE? AEGION™

Strong Demand Sustains Near Term Pipeline Spend

2013 Preliminary Energy & Mining Outlook

- Complete the anticipated 20% to 25% of the remaining UPS/Morocco Tite Liner® project
- Earn a good portion of the $13 million profit contribution for the CRTS/Wasit project moved into 2013
- Continued growth and margin expansion from Corrpro
- Offshore Gulf of Mexico and Canadian pipeline activity for 2013 provides foundation for continued growth for Bayou Coatings
  - Insulation coating facility at New Iberia, LA creates opportunity for deep water projects in the Gulf in the second half of 2013

Global E&P Spending Outlook



Actual
Estimate
13% CAGR
11% CAGR
Capital Spending ($ in Millions)
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
U.S.
Canada
Outside North America

Source: *Barclays Capital, Global 2012 E&P Spending Outlook*

Capital Spend Outlook

- Acceleration in worldwide spending led by increased international expenditures and solid growth in North America
- Large portion of capital spend will be on large-scale infrastructure projects, including ***pipelines***, LNG terminals and temporary fixed offshore platforms
- Expenditures will also include maintenance of existing oil and gas facilities and ***pipelines***
- Current global economic uncertainty does not appear to impact longer term fundamentals in a material way

$1.4 Trillion Expected Global Pipeline CAPEX 2012-2017



North America
Central and South America
Australia
Middle East
77%
16%
5%
3%

Source: *Pipeline & Gas Journal 2012 Worldwide Pipeline Construction Report Oil & Gas Journal Vol-110 Issue 3*

Pipeline Spend Outlook

- Pipeline expenditures in North America are expected to be 15% of total expenditures from exploration and production of shale gas
- Expenditures in Central and South America will be largely for offshore projects in Peru, Colombia, Brazil, Mexico and other countries
- 83% of the expected Middle East spend will be in pipeline construction, pump stations and equipment and line pipes

WHAT'S THE DIFFERENCE? AEGION™

Fibrwrap® Redefining Standards for Structural Rehabilitation

FYFE
An Aegion Company

2013 Preliminary Commercial & Structural Outlook

- Favorable outlook for topline growth in the 30% range with premium gross margins
- Fyfe North America, Asia and Latin America to see opportunities in pipeline, commercial and industrial structures and transportation end markets



NSF ICC ES ESR-2103

Fiber-Reinforced Polymer (FRP)

- A composite material consisting of fibers (carbon, e-glass, kevlar, etc.) in conjunction with a polymer resin system to form FRP
  - →Aegion has the patented Tyfo® Fibrwrap® technology
- FRP materials have revolutionized the aerospace, automotive, marine and other commercial markets
- FRP composites capitalize on a high strength-to-weight ratio, low profile and inherent resistance to corrosive environments

Key End Markets



Force Protection:
Primary and secondary events



Pipeline Rehabilitation:
Rehabilitation and repair



Concrete Repair:
Complete restoration





Exterior and Interior Strengthening:
Restore lost capacity or increase structural strength

WHAT'S THE DIFFERENCE? | AEGION™

Fibrwrap® Opportunity into New Applications and Markets

$200 Million North American Fiber-Reinforced Polymer (FRP) Market



FRP SPEND=$200M
22%
46%
19%
11%
2%
Buildings
Pipeline
Transportation
Waterfront
Industrial

Source: IBIS Global Reports, May 2011

North American Market Dynamics

- Current addressable market for Fibrwrap® is $650 million
- Expect market to expand to more than $1.5 billion by 2016
- Market growth through greater acceptance by commercial owners and engineering firms
- Fyfe focus is on buildings, transportation and pipelines

	9/30/12	6/30/12	12/31/11
Commercial & Structural Backlog	$46.7M	$29.5M	$19.6M

Strategy / Approach

North America

1. Investment to support accelerated conversion from traditional methods through account management approach
2. Seize opportunity to capture seismic and force protection opportunities—especially in federal buildings
3. Invest for innovation to maintain patents and open new markets with new products

Asia-Pacific

1. Fyfe Asia acquisition gives Aegion access to key cities in the region including Hong Kong and Singapore
2. Collaborate with Insituform Asia-Pacific to introduce Fibrwrap® in Australia and other major cities in the region
3. Seismic reinforcement in Pacific rim represents a prime opportunity—especially in Japan

Latin American Strategy

1. Focus on bridge and building markets where Fibrwrap® meets a critical need
2. Launch Fibrwrap® in Brazil in next 12-18 months

Industry Dynamics Limit Water & Wastewater Growth Outlook

INSITUFORM® CURED-IN-PLACE PIPE REHABILITATION







- 40-year leader and pioneer in trenchless CIPP wastewater pipe rehabilitation
- Vertically integrated manufacturer and contractor of CIPP
- Global presence through scale

GLOBAL PIPELINE REHABILITATION



Capital Spend in $ Millions
12,000
10,000
8,000
6,000
4,000
2,000
0
Worldwide Network Rehab
Gap expected to widen from insufficient spend
CIPP Spend
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Source: Global Water Intelligence 2009



Insituform U.S. Bidding Win Rate
50% Average Win Rate
Win Rate (%)
60.0%
40.0%
20.0%
0.0%
2006
2007
2008
2009
2010
2011
2012*

* Through Third Quarter

	9/30/12	12/30/11	9/30/11
Global Backlog ($M)	$222.9M	$188.2M	$214.1M

INSITUFORM LEADERSHIP DESPITE INDUSTRY DYNAMICS

- The need for pipeline rehabilitation is unquestioned
- However, returns are low and municipal spending is not expected to narrow the gap
- Insituform created its leadership position through innovation and will preserve it through consistency and execution

North America Demonstrating Improved Margins and Cash Generation in 2012

Water and Wastewater Platform

	North America	Europe	Asia-Pacific
Strategy	• Repositioned U.S. for profitability → Bidding discipline for improved gross margins → Investment in project management and logistics to manage larger number of transactions through crew utilization → Increase third-party product sales	• Execute European strategy of adopting right route to market for maximum margins and return → Contracting in more established countries → Licensing and distribution agreements for direct product sales → Product sales to competing contractors	• Focus on project-based execution strategy in emerging CIPP markets • Continued growth in Australia contracting market • Opportunities in Malaysia • Revised approach in India and Singapore for product sales and engineering services
2012 Status	• Five consecutive quarters of stability with improving margins • Current backlog and bid table support sustaining margins • Market remains challenging with high proportion of small diameter projects and smaller transaction sizes	• Municipalities delay existing and new projects because of economic crisis • Backlog in more established U.K., Netherlands and Swiss markets support contracting, third-party tube sales can improve in fourth quarter	• Awards of next three-year tender contracts in Sydney key for Australian market • Older and costlier projects in Singapore near completion • Beginning execution on first work release in Malaysia


U.S. Stimulus Program
Market Contraction
NAR Revenues (in '000)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Margin in Percentage
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Revenues
Gross Margins
Operting Margins

2013 Preliminary Water & Wastewater Outlook

- U.S. market appears stable; focus on sustaining margins at current levels with the opportunity for modest revenue growth
- Continued growth expected in Canada and recovery in Australia from project delays
- Close out of older and costlier projects in Singapore in 2012; successfully execute work releases in Malaysia
- Focus on greater operating efficiencies in Asia by sizing operating expense requirements by individual projects instead of a going business concern approach
- Manage difficult economic situation in Europe through optimizing mix between contracting and third-party product sales

WHAT'S THE DIFFERENCE? | AEGION™

Strong Recovery in Cash Flow from Operations in 2012



2008-2011 Uses of Cash
1% Stock Repurchases
Debt Payments 5%
Other 1
3%
16%
CAPEX
Acquisitions
75%
Acqiusitions
CAPEX
Debt Payments
Stock Repurchases
Other

[1] Sale of fixed assets, patent expenditures, dividends to non-controlling interest



Credit Facility Limit
Debt/EBITDA
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.8x
1.0x
2.4x
1.9x
2009
2010
2011
2012E

Free Cash Flow Growth Expected in 2012

- Earnings growth and improved working capital management are the catalysts for the significant increase in expected operating cash flow
  - → Operating cash flow in the range of $80 million to $85 million
- Net CAPEX expected at roughly $32 million, after partner contributions recognized in cash from financing activities
  - → New $22 million insulation coating facility at New Iberia, LA with Wasco Energy, our joint venture partner
  - → Second coating line in Camrose, Alberta, Canada
- Required $25 million debt repayment per terms of the credit facility agreement

Balance Sheet Strength

- Balance sheet expected to strengthen in 2013 and beyond as a result of organic growth
- Maintained strong balance sheet through acquisition period from 2009-2011
- New $500 million credit facility established on June 30, 2012 based on balance sheet strength and expected growth outlook
- Comfortably within debt covenants as of September 30, 2012
  - → In November 2012, announced $5 million share buyback program to be completed by December 31, 2012 – maximum allowable under terms of the credit facility agreement

Why Does It Matter?

AEGION ASPIRES TO BE A SUSTAINABLE PREMIUM RETURN COMPANY – WE ARE DRIVING ROIC[1] TOWARD 15%

Energy & Mining

- Strong global market conditions driving global growth; margin expansion from improved mix of product/services and leverage
- Corrpro - Double digit revenue growth from international expansion and core market growth; increasing engineering services to drive operating margins to 15%
- Bayou – Growth from North American pipeline development; increasing margins from product mix (insulation and offshore market)
- UPS/CRTS – Strong international growth with project orientation (vs. establishing office locations) continuing to drive premium operating margins; focus will be on continually replacing large project activity through strong global customer relationships

Commercial & Structural

- Anticipate 30% revenue growth from focus on accelerating conversion rate from traditional rehabilitation methods to Fibrwrap®
- Expect premium pricing to drive strong gross margins with operating margins in the high teens

Water & Wastewater

- Mid-single digit global revenue growth supported by strong execution and earnings to cash conversion
- Expect global gross margins in the low 20s and operating margins in the high single digits to 10%

Invested Capital

- Grows as business expands, while cash conversion improves with mix of business towards industrial clients

[1] ROIC = $\frac{\text{NOPAT + Equity Earnings – Non-Controlling Interest}}{\text{[(Total Assets – Non-Interest Bearing Liabilities) – (Cash and Cash Equivalents)]}}$

Where We Are Going

2012 Marks the Beginning of a New Era of Sustainable Growth

→ Key platforms established in Energy & Mining and Commercial & Structural segments

→ Focused on improving ROIC towards the goal of 15% through expanding margins and earnings growth

Aegion is financially strong to support opportunistic acquisitions and strategic investments

Foundation for Growth in 2012 and Beyond

Energy & Mining

- Comprehensive portfolio of technologies to protect pipelines
- Expanding Corrpro to increase recurring revenue base and to be a distribution platform for other E&M technologies through >300 alliances
- United Pipeline Systems expanding further into the Middle East, South America, Mexico and Australia
- Renewed activity in the Gulf of Mexico and strong markets in Canadian Oil Sands and shale plays support Bayou's coating operations
- Drive acceptance of the CRTS offshore robotics technology in targeted oil and gas markets

Commercial & Structural

- Fyfe North America focused on pipelines, buildings, transportation and concrete repair end markets
- Invest to establish a force protection market centered on seismic and blast protection capabilities
- Fyfe Asia and Fyfe Latin America offer international expansion
- Structural rehabilitation market can deliver higher margins and strong growth through conversion from traditional rehabilitation methods to Fibrwrap®

Water & Wastewater

- Consistency through better execution across all end markets
- Five consecutive quarters of stable U.S. performance with improving margins
- Focus in Europe is to select appropriate route to market between contracting, licensing, distribution partnerships and third party manufacturing sales
- Australia remains a strong contracting market with new Sydney contracts in place for 2013
- Shift strategy to a project-based approach in Asia instead of establishing high cost going-concern business entities

Appendix

Non-GAAP Third Quarter and YTD Financial Results

(in $ Thousands Except EPS)	3Q'12	3Q'11	YTD'12	YTD'11
Revenues	$ 265,155	$ 246,218	$ 753,281	$ 681,790
Gross Profit	$ 62,774	$ 52,629	$ 177,886	$ 139,643
Gross Margins	*23.7%*	*21.4%*	*23.6%*	*20.5%*
Earnout Reversal	$ (6,892)	$ (1,700)	$ (6,892)	$ (1,700)
Operating Income	$ 26,749	$ 17,087	$ 57,998	$ 30,742
North America Water & Wastewater	$ 6,289	$ 4,916	$ 16,361	$ 3,065
European Water & Wastewater	$ 821	$ 1,958	$ 1,240	$ 4,281
Asia-Pacific Water & Wastewater	$ (3,571)	$ (173)	$ (8,337)	$ (692)
Energy and Mining	$ 20,703	$ 10,254	$ 41,600	$ 23,955
Commercial and Structural	$ 2,507	$ 132	$ 7,134	$ 132
Operating Margins	*10.1%*	*6.9%*	*7.7%*	*4.5%*
Equity Earnings	$ 2,001	$ 916	$ 4,389	$ 2,531
Net Income (attributable to common shareholders)	$ 19,918	$ 10,775	$ 40,113	$ 21,661
Diluted Earnings-per-share	$ 0.50	$ 0.27	$ 1.01	$ 0.55

WHAT'S THE DIFFERENCE? AEGION™

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Earnings-per-Share

Income from Continuing Operations $ per Share	Calendar Year 2012 Guidance
Diluted Earnings (Loss) per Share	**$1.34-$1.39**
Acquisition Charges, Net	$0.06
Diluted Earnings (Loss) per Share **Excluding one-time Items**	**$1.40-$1.45**

Reconciliation of Non-GAAP Items in Statement of Operations

In thousands, except per share information	Third Quarter 2012			First Nine Months 2012		
	Consolidated Results	Acquisition-Related Expenses	Results Excluding Acquisition-Related Expenses	Consolidated Results	Acquisition-Related Expenses	Results Excluding Acquisition-Related Expenses
Operating Expenses	$ 43,524	$ (607)	$ 42,917	$ 129,374	$ (2,594)	$ 126,780
Operating Income	$ 26,142	$ 607	$ 26,749	$ 55,404	$ 2,594	$ 57,998
Taxes on Income	$ 4,758	$ 233	$ 4,991	$ 11,242	$ 247	$ 11,489
Net Income (attributable to Aegion Corporation)	$ 19,544	$ 374	$ 19,918	$ 37,766	$ 2,347	$ 40,113
Diluted EPS	$ 0.49		$ 0.50	$ 0.95		$ 1.01

WHAT'S THE DIFFERENCE? | AEGION™

Aegion 2012 Guidance as of The Third Quarter

Consolidated

Non-GAAP Earnings per Share	$1.40 to $1.45
Cash Flow from Operations	$80 million to $85 million
Capital Expenditures	$32 million, after partner contributions
Return on Invested Capital	Nearly 8 percent

Energy & Mining

E&M Revenues	$525 million to $530 million
United Pipeline Systems	Around $160 million
Corrpro	$220 million to $225 million
Bayou	Slightly less than $120 million
CRTS	$22 million to $24 million
E&M Operating Margins	Close to 11 percent
Corrpro Operating Margins	Roughly 12 percent
CRTS Operating Margins	> 20 percent

Commercial & Structural

Revenues	$80 million to $85 million
Gross Margins	>40 percent
Operating Margins	Low-to-mid teens

Water & Wastewater

North American Revenues	$320 million to $325 million
North America Gross Margins	20 percent to 21 percent
North America Operating Margins	7 percent to 8 percent
Europe Operating Profit	$3.0 million to $3.5 million
Asia-Pacific Operating Loss	$(8.5) million to $(9.0) million

Offshore Production Expected to Increase to Help Meet Demand

Global Offshore Production Increasing



Oil Production ('000 b/d)
12,000
10,000
8,000
6,000
4,000
2,000
-
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Others
US GOM
Nigeria
Angola
Brazil

Source: Wood Mackenzie

Offshore Outlook

- Expected demand and resulting high oil prices have funded more expensive development of oil and natural gas resources
- Deep water development is expected to represent a significant portion of future production

Energy & Mining Coating Technologies Positioned for Key Offshore Markets

	U.S. Gulf of Mexico	Brazil	Nigeria/Angola/Others
New Pipe Coatings	BAYOU	BAYOU	
Internal Welded Joint Coatings	CRTS	CRTS	CRTS

Energy & Mining Technologies Help to Protect and Extend Pipeline Useful Life

U.S. Historical Pipeline Incidents



100
90
80
70
60
50
40
30
20
10
0
Number of Incidents
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
MATERIAL AND/OR WELD FAILURES
EQUIPMENT
CORROSION

Source: U.S. DOT Pipeline & Hazardous Materials Safety Administration. Data for incidents deemed significant

Aging Global Pipeline Infrastructure



15%
18%
67%
>21 Years
11-20 Years
<10 Years

Source: DOT Pipeline & Hazardous Materials Safety Administration

Full Suite of Technologies for Pipe Protection

Corrosion Monitoring	High Interior Corrosive & Abrasive Flows	Interior and Exterior Corrosion	Welded Joints Corrosion
corrpro	united	BAYOU	CRTS CCSI

WHAT'S THE DIFFERENCE? | AEGION